SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2001

VA LINUX SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28369	77-0399299

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

47071 Bayside Parkway
Fremont, California 94538

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(510) 687-7000

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.    Other Events.

      On May 22, 2001, VA Linux Systems, Inc., a Delaware Corporation (“VA Linux”), reported financial results for its first quarter ended April 28, 2001.

      The press release announcing the financial results is filed as Exhibit 99.1 hereto.

Item 7.    Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

99.1 Text of Press Release dated May 22, 2001.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VA LINUX SYSTEMS, INC.
a Delaware corporation

Dated: May 29, 2001	By:	/s/ Todd B. Schull

Todd B. Schull
Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release dated May 22, 2001.